                                                                   EXHIBIT 10.13


                      NOTE AND WARRANT PURCHASE AGREEMENT
                      -----------------------------------


     This Note and Warrant Purchase Agreement (this "Agreement") is made as of April 30, 1996 (the "Effective Date"), by and between Adeza Biomedical Corporation, a California corporation (the "Company") and each of the individuals or entities set forth on Exhibit A hereto (each, a "Purchaser").
                                     ---------

     WHEREAS, the Company may desire to issue up to an aggregate principal amount of $2 million of its Convertible Secured Promissory Notes, the form of which is attached as Exhibit B hereto (the "Notes") to the Purchasers;
                     ---------

     WHEREAS, each Purchaser has committed, upon the request of the Company, to purchase up to such aggregate principal amount of Notes as is set forth opposite such Purchaser's name on Exhibit A (for each Purchaser, the "Maximum
                         ---------
Commitment");

     WHEREAS, upon the execution of this Agreement and the other documents required to be delivered on or before the Closing (as defined below), the Company will issue to each such Purchaser a warrant in the form attached as

Exhibit C hereto ("Warrant") to purchase shares of the Company's preferred stock
- ---------
(the "Preferred Stock") or common stock (the "Common Stock"), as applicable, in an initial amount equal to ten percent (10%) of such Purchaser's Maximum Commitment and the number of shares purchasable upon exercise of such Warrant shall be increased thereafter for each month that any Note(s) issued to such Purchaser remain outstanding, as is more fully described in this Agreement; and

     WHEREAS, the Company shall issue, and the Purchasers shall receive the Warrants and, if requested by the Company, purchase the Notes, pursuant to the terms and subject to the conditions of this Agreement.

     NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  CERTAIN DEFINITIONS.
         -------------------

          1.1 "CONVERSION STOCK" shall mean all capital stock of the Company issued to the Purchasers upon any conversion of the Notes pursuant to the terms thereof.

          1.2 "SECURITIES" shall mean the Notes, the Warrants, the Conversion Stock, if any, and the Shares.

          1.3 "SHARES" shall mean the shares of the Preferred Stock or Common Stock, as the case may be, issued upon exercise of the Warrants and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, conversion, exchange or the like, and all shares of Common Stock issuable upon conversion of any Preferred Stock Shares in conformity with the Company's Restated Articles of Incorporation.

     2.  CALL OPTION
         -----------

          2.1  Grant of Call Option.  The Purchasers hereby grant the Company
               --------------------
the irrevocable and unconditional right, at any time or from time to time, to cause each Purchaser to purchase up to the aggregate principal amount of Notes as equals such Purchaser's Maximum Commitment (the "Call Option"), pursuant to the terms and subject to the conditions set forth in this Agreement. The Company shall have the right to determine, when, whether and to what extent to exercise the Call Option, subject only to the limitations set forth in this Agreement. The Call Option shall expire upon the first anniversary of the Effective Date.

          2.2  Exercise of Call Option.  In the event the Company decides to
               -----------------------
exercise all or any part of the Call Option, from time to time, it shall deliver a notice to each Purchaser (the "Notice of Intention") specifying the aggregate principal amount of Notes that the Company desires to issue, along with the portion of such amount to be issued to each Purchaser, which portion is equal to the proportion that such Purchaser's Maximum Commitment bears to $2 million (such Purchaser's "Pro Rata Amount"); provided, however, that the Company will not exercise its Call Option with respect to Aspen Ventures ("Aspen") until (i) the Company has filed a registration statement on Form S-1 with the Securities and Exchange Commission ("SEC") in anticipation of an initial public offering of the Company's Common Stock and (ii) every other Purchaser has purchased Notes in an amount equal to their respective Maximum Commitments. The Notice of Intention shall specify the date upon which the Notes will be issued and the payment due therefor (the "Issuance Date"). Upon an Issuance Date, each Purchaser shall pay to the Company, by check or wire transfer, funds equal to its respective Pro Rata Amount and the Company will issue to such Purchaser a
Note in the principal amount of such Purchaser's Pro Rata Amount.

     3.  WARRANT COVERAGE.  At the Closing, the Company will issue to each
         ----------------
Purchaser a Warrant to purchase that number of Shares as equals (x) ten percent (10%) of such Purchaser's Maximum Commitment, divided by the Warrant's exercise price per share (as set forth in the Warrant) plus (y) the quotient of (i) five percent (5%) of the aggregate outstanding principal amount of any Note(s) issued to such Purchaser for each full or partial calendar month that such Note(s) remain outstanding, divided by (ii) the Warrant's exercise price per share (as set forth in the Warrant); provided however, in no event will the number of Shares issuable upon exercise of the Warrant issued to a Purchaser exceed fifty percent (50%) of the aggregate principal amount of all Notes issued to such Purchaser divided by the Warrant's exercise price per share (as set forth in the Warrant).

     4.  CLOSING.  The closing of the transactions contemplated by this
         -------
Agreement shall take place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California 94025 at 10:00 a.m. on April 30, 1996, or at such other time and place as the Company and Purchaser's counsel may agree (which time and place are designated as the "Closing").

     5.  AUTHORIZATION OF STOCK ISSUABLE UPON EXERCISE OF WARRANTS.  The Company
         ---------------------------------------------------------
hereby covenants that, upon conversion of the Notes and/or exercise of the Warrants issued hereunder, the Company will have duly reserved and authorized such number of shares of its securities as is necessary to issue all Conversion Stock and/or Shares issuable upon conversion of such Notes or exercise of such Warrants.

     6.  REPRESENTATIONS AND WARRANTIES OF COMPANY.  Except as set forth on
         -----------------------------------------
Exhibit D to this Agreement (the "Schedule of Exceptions"), the Company hereby
- ---------
makes the following representations and warranties to Purchaser as of the
Closing:

          6.1  Organization and Standing; Articles and By-Laws.  The Company is
               -----------------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is qualified or licensed to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon the Company.

          6.2  Corporate Power.  The Company and its officers and directors now
               ---------------
have, or will have at the Closing, all requisite corporate power to enter into this Agreement, the Notes, the Warrants and the Security Agreement dated of even date herewith, by and between the Company and the Purchasers, in the form attached hereto as Exhibit E, (the "Security Agreement"), to perform all
                   ---------
obligations of the Company hereunder and thereunder, and to sell and issue the Notes and Warrants hereunder, to issue the Conversion Stock issuable on conversion of the Notes and to issue the Shares issuable on exercise of the Warrants. Each of this Agreement, the Notes, the Warrants and the Security Agreement (together, the Notes, the Warrants and the Security Agreement shall be referred to hereafter as the "Related Documents") has been duly authorized by the Company and is the valid and binding obligation of the Company enforceable in accordance with its terms, except as the same may be limited by equitable principles and by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights, and except to the extent the indemnification provisions of the Investors' Rights Agreement dated December 21, 1994, by and between the Company and certain holders of the Company's Series 1 and Series 2 Preferred Stock, as amended by that certain First Amendment to the Investors' Rights Agreement dated April 30, 1996 (the "Rights Agreement") may be limited by applicable federal or state securities laws.

          6.3  Subsidiaries.  The Company does not control, directly or
               ------------
indirectly, any other corporation, association or business entity.

          6.4  Capitalization.  The authorized capital stock of the Company is
               --------------
(or, at the Closing, will be) 20,000,000 shares of Common Stock and 13,132,059 shares of Preferred Stock, of which 4,513,411 have been designated Series 1 Preferred Stock and 8,618,648 have been designated Series 2 Preferred Stock. As of the Closing, there will be issued and outstanding 384,592 shares of Common Stock, 4,513,401 shares of Series 1 Preferred Stock and 7,974,965 shares of Series 2 Preferred Stock. All such issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended, and any relevant state securities laws, or pursuant to valid exemptions therefrom. Except as set forth on the Schedule of Exceptions, there are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock. Other than the Voting Agreement dated December 21, 1994, by and between the Company and certain holders of the Company's Series 1 and Series 2 Preferred Stock, the Company is not a party to or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between or among any persons and/or entities, that affects or relates to the voting or giving of written consents with respect to any security of the Company or by a director of the Company.

          6.5  Authorization.
               -------------

          (a) Corporate Action.  All corporate action on the part of the
              ----------------
Company, its officers, directors and shareholders necessary for the sale and issuance of the Securities pursuant to the terms and subject to the conditions of this Agreement and the performance of the Company's obligations hereunder and under the Related Documents has been taken or will be taken prior to the Closing.

          (b) Valid Issuance. Upon conversion of the Notes in conformity with
              --------------
their terms, the Conversion Stock will be duly authorized, validly issued, fully paid and nonassessable, and free of any liens or encumbrances caused or created by the Company. Upon exercise of the Warrants in conformity with their terms, the Shares will be duly authorized, validly issued, fully paid and nonassessable, and free of any liens or encumbrances caused or created by the Company. Upon conversion of any Preferred Stock Shares into shares of Common Stock in conformity with the Company's Restated Articles of Incorporation, such shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable, and free of any liens or encumbrances caused or created by the Company.

          6.6  Patents, Trademarks, etc.  The Company owns and possesses or is
               ------------------------
licensed under all patents, patent applications, licenses, trademarks, trade names, brand names, trade secrets, proprietary rights and processes, inventions and copyrights employed in the operation of its business as now conducted and necessary for its business as proposed to be conducted (collectively, the "Intellectual Property"), without any infringement of or conflict with the rights of others respecting any of the same. The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of any patent, trademark, trade name, copyright, trade secret or other intangible asset, with respect to the use thereof or in connection with the conduct of its business, or otherwise. The Company has not granted to any third party any option, license or other right of any kind to its Intellectual Property. The Company has not received any communications alleging that it has violated or, by conducting its business as proposed, would violate any patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware of any violation or infringement by a third party of any of its Intellectual Property.

          6.7  Compliance with Other Instruments, None Burdensome, etc.  The
               -------------------------------------------------------
Company is not in violation of any term of its Restated Articles of Incorporation or By-Laws, each as amended to date. The Company is not in violation of, or in default in any material respect under, the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree applicable to it or to which it is a party, the violation of which would have a material adverse effect on the Company as a whole or on the transactions contemplated herein, and, to the best of the Company's knowledge, the Company is not in violation of any order, statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect on the Company. The execution, delivery and performance of and compliance with this Agreement and the Related Documents, and the issuance and sale of the Notes and Warrants pursuant hereto will not result in any such violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          6.8  Proprietary Agreements; Employees.  Each employee and consultant
               ---------------------------------
of the Company has executed an agreement with the Company agreeing to maintain the confidentiality of proprietary information and agreeing to assign certain inventions to the Company. The Company is not aware that any of its employees or consultants is in violation thereof. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

          6.9  Litigation, etc.  There is no action, proceeding or investigation
               ---------------
pending, or to the best of the Company's knowledge, threatened, against the Company or, to the best of its knowledge, its officers, directors or shareholders, which questions the validity of this Agreement or the Related Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company as a whole or in any of its consolidated properties or assets, or any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or any material liability on the part of the Company. The foregoing includes, without limitation, actions pending or, to the best of the Company's knowledge, threatened, involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party to any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          6.10  Governmental Consent, etc.  No consent, approval or
                -------------------------
authorization of or registration, designation, declaration or filing with any governmental authority in the United States on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement, or the offer, sale or issuance of the Securities, except, if required, filings or qualifications under the California Corporate Securities Law of 1968, as amended (the "California Law"), and the rules thereunder, or other applicable blue sky laws, which filings or qualifications, if required, will be timely filed or obtained.

          6.11  Offering.  In reliance on the representations and warranties of
                --------
the Purchaser in Section 7 hereof, the offer, sale and issuance of the Notes and Warrants in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and from the qualification or registration requirements of the California Law or other applicable blue sky laws.

          6.12  Taxes.  The Company has filed all consolidated tax returns that
                -----
are required to have been filed with appropriate federal, state, county, local and foreign governmental agencies or instrumentalities. All such returns and reports were true and correct in all material respects at the time made. The Company has paid or established reserves for all income, franchise and other taxes, assessments, governmental charges, penalties, interest and fines due and payable by it on or before the Closing. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company. The provision for taxes of the Company as shown in the Audited Statements (as hereinafter defined), if any, is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to
Section 341(f) of Section 1362(a) of the Code.

          6.13  Title.  The Company owns its property and assets free and clear
                -----
of all liens, mortgages, loans or encumbrances except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets leased by the Company, the Company is in compliance with such leases and, to the best of the Company's knowledge, holds valid leasehold interests free and clear of any liens, claims or encumbrances.

          6.14  Material Contracts and Commitments.  All of the contracts,
                ----------------------------------
mortgages, indentures, agreements, instruments and transactions to which the Company is a party or by which it is bound that involve (i) obligations of, or payments to, the Company in excess of Fifty Thousand Dollars ($50,000), (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company that is material to the Company's business as conducted or as proposed to be conducted, (iii) provisions restricting the development, manufacture or distribution of the Company's products or services, or (iv) agreements between the Company and its officers, directors, consultants, affiliates and employees, are set forth on the Schedule of Exceptions (the "Contracts"). The Company is not in material default under any of such Contracts. To the best of the Company's knowledge, no other party to any of the Contracts is in material default thereunder.

          6.15  Financial Statements.  The Company has provided to the
                --------------------
Purchasers its audited consolidated financial statements, consisting of a balance sheet, income statement and statement of cash flows, for the fiscal year ended December 31, 1995 (the "Audited Statements"), and its unaudited consolidated financial statements, consisting of a balance sheet, income statement and statement of cash flows, for the three month period ended March 31, 1996 (the "Unaudited Statements"). The Audited Statements and the Unaudited Statements are collectively referred to as the "Financial Statements." The Audited Statements and the Unaudited Statements were prepared in compliance with generally accepted accounting principles applied on a consistent basis, except that, with respect to the Unaudited Statements, no footnotes are provided and except for minor year-end adjustments, and fairly present the Company's consolidated financial condition and results of operations as of the dates of and for the periods covered thereby. Except as set forth in the Unaudited Statements, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 1996 which individually or in the aggregate are not material to the financial condition or operating results of the Company and (ii) obligations not required under generally accepted accounting principles to be reflected in the Financial Statements. The Company has maintained and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles. Since March 31, 1996, there has not been:

          (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse;

          (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (c) any waiver by the Company of a valuable right or of a material debt owed to it;

          (d) any declaration or payment of any dividend or other distribution of the assets of the Company on, or any direct or indirect redemption, purchase or acquisition of, any securities of the Company other than repurchases of Common Stock from terminated employees, consultants, officers and directors pursuant to written agreements;

          (e) any sale, transfer or lease of any of the Company's assets except in the ordinary course of business, or any mortgage or pledge of or lien imposed upon any of the Company's assets;

          (f) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (g) any change or amendment to a material contract or arrangement by which the Company or any of its properties or assets is bound or subject;

          (h) any increase in compensation of any of its existing officers, or the rate of pay of its employees as a group, except as part of regular compensation increases in the ordinary course of business or under existing employment or consulting agreements;

          (i) any resignation or termination of employment of any officer or key employee of the Company;

          (j) to the Company's knowledge, any other event or condition of any character which has materially and adversely affected the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted); or

          (k) any agreement by the Company to take any action which would violate any of (a) through (j) above.

          6.16  Registration Rights.  Other than as granted pursuant to the
                -------------------
Rights Agreement, the Company has not granted or agreed to grant any rights to register any of its securities as that term is defined in the Rights Agreement, including any rights to include securities in any registration initiated by the Company or another shareholder, to any person or entity.

          6.17  Disclosure.  Neither this Agreement nor the Related Documents,
                ----------
nor any exhibit or schedule furnished or to be furnished to the Purchasers pursuant hereto or thereto, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading.

          6.18  Insurance.  The Company has in full force and effect fire and
                ---------
casualty insurance policies covering itself, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its material properties that might be damaged or destroyed and general liability, products liability and other employer's insurance in amounts, and covering such risks, as is reasonable in light of its business and facilities.

          6.19  Licenses and Permits.  The Company has, and is operating in
                --------------------
compliance with, all material permits, licenses, approvals and authorizations of all federal, state, municipal and other political authorities necessary for it to carry on its business as presently conducted and as proposed to be conducted.

          6.20  Compliance With Laws.  To the best of the Company's knowledge,
                --------------------
the Company has complied in all material respects with all applicable foreign and domestic federal, state, municipal or other governmental statutes, ordinances and regulations in respect of the ownership of its properties and the conduct of its business (including, without limitation, statutes, ordinances and regulations relating to the development, testing, introduction, manufacturing or marketing of diagnostic and therapeutic medical products, the storage, handling or disposal of hazardous substances, or the health and safety of the Company's employees and consultants), wherein failure to be in compliance would have a material adverse effect on the Company taken as a whole.

          6.21  Related Party Transactions.  Other than with respect to advances
                --------------------------
of expenses made in the ordinary course of business or in connection with employee stock purchases, no employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

          6.22  Labor Agreements and Actions; Employee Benefits.  The Company is
                -----------------------------------------------
not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company, threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of employees, presently intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

          6.23  U.S. Real Property Holding Corporation.  The Company is not now
                --------------------------------------
and has never been a "United States Real Property Holding Corporation," as defined in Section 897(c)(2) of the Code, and Section 1.897-2(b) of the regulations promulgated by the Internal Revenue Service.

     7.  REPRESENTATIONS AND WARRANTIES OF PURCHASERS.  In connection with the
         --------------------------------------------
purchase of the Notes (and acquisition of any related Securities), each Purchaser represents to the Company as follows:

          7.1  Authorization.  Purchaser has full power and authority to enter
               -------------
into this Agreement and the Related Documents, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

          7.2  Company Affairs; Purchaser's Account; Accredited Investor.
               ---------------------------------------------------------
Purchaser is aware of the Company's business affairs and financial condition, has had sufficient opportunity to ask questions of and receive answers from representatives of the Company and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Notes. Purchaser is purchasing the Notes for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Notes, including a complete loss of its investment.

          7.3  Unregistered Securities.  Purchaser understands that none of the
               -----------------------
Securities have been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          7.4  Hold; Legends.  Purchaser further acknowledges and understands
               -------------
that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser understands that the Notes and Warrants and, when and if issued, certificates evidencing the Conversion Stock and Shares will be imprinted with a legend that prohibits the transfer of such Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          7.5  Restricted Securities. Purchaser understands that the Securities
               ---------------------
it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          7.6  No Market.  Purchaser further understands that at the time
               ---------
Purchaser wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser will be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied.

          7.7  Registration of Sale.  Purchaser further understands that in the
               --------------------
event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          7.8  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 7, the Rights Agreement and the Voting Agreement, provided and to the extent this Section 7, the Rights Agreement and the Voting Agreement are then applicable, and:

          (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) (i) Such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

     8.  CONDITIONS TO THE PURCHASERS' OBLIGATIONS AT CLOSING.  The obligations
         ----------------------------------------------------
of each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          8.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 6 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          8.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          8.3  Compliance Certificate.  The President of the Company shall
               ----------------------
deliver to the Purchaser at the Closing a certificate certifying that (i) the conditions specified in Sections 8.1, and 8.2 have been fulfilled and (ii) there shall have been no adverse change in the business, affairs, prospects, operations, properties, assets or conditions of the Company since March 31, 1996.

          8.4  State Qualifications.  The Commissioner of Corporations of the
               --------------------
State of California shall have issued a permit qualifying the offer and sale to the Purchasers of the Notes and Warrants or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended

          8.5  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser.

          8.6  Warrants.  The Warrant shall have been duly executed and
               --------
delivered by the Company, and shall have been agreed and acknowledged by Purchaser.

          8.7  Opinion of Company Counsel.  Purchaser shall have received from
               --------------------------
Venture Law Group, counsel for the Company, an opinion dated as of the Closing, in the form attached hereto as Exhibit F.
                               ---------

     9.  CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING.  The obligations
         --------------------------------------------------
of the Company to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the
Purchasers:

          9.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of each Purchaser contained in Section 7 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          9.2  State Qualifications.  The Commissioner of Corporations of the
               --------------------
State of California shall have issued a permit qualifying the offer and sale of the Notes and Warrants to the Purchasers or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

          9.3  Warrants.  Each Warrant shall have been duly executed and
               --------
delivered by the Company, and each Warrant shall have been agreed and acknowledged by each Purchaser.

          9.4  Waiver.  Each of the Purchasers shall have signed that certain
               ------
Election and Waiver Letter Agreement dated April 24, 1996, pursuant to which such Purchaser waives certain registration rights of Purchaser as set forth in the Rights Agreement.

     10.  MISCELLANEOUS.
          -------------

          10.1  Survival of Representations and Warranties.  The representations
                ------------------------------------------
and warranties made by the Purchaser and the Company in this Agreement and the respective obligations of each party, to be performed on the terms hereof at, prior to, or after the Closing, shall not expire with, or be terminated, or extinguished on, the Closing.

          10.2  Modification; Waiver.  No modification or waiver of any
                --------------------
provision of this Agreement shall be effective unless in writing and approved by the Company and a majority-in-interest of the Purchasers. Upon the effectuation of each waiver, consent, agreement of amendment or modification, the Company promptly shall give written notice thereof to the Purchasers as provided in
Section 10.3 of this Agreement.

          10.3  Notices.  Any notice, demand or report herein required or
                -------
permitted to be given shall be deemed given upon personal delivery, upon the transmittal thereof if made by telecopy with confirmed transmission receipt or upon the seventh day following mailing by registered airmail (or certified first class mail if both the addresser and addressee are located in the United States), postage prepaid and addressed to the parties as follows: If to the Company, to its principal executive offices at 1240 Elko Drive, Sunnyvale, California 94089, if to the Purchaser, to the address set forth on Exhibit A to
                                                                   ---------
this Agreement, or to such other single place as any single addressee shall designate by written notice to the other addressees.

          10.4  Successors and Assigns. All covenants and agreements of the
                ----------------------
parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns. Except for an assignment by operation of law in connection with a merger or consolidation involving the Company, the Company may not assign or transfer any of its rights or obligations under this Agreement or any Related Documents without the prior written consent of a majority-in-interest of the Purchasers. Any purported assignment in violation of this section shall be void.

          10.5  Governing Law.  This Agreement shall in all respects be governed
                -------------
by the laws of the State of California, United States of America as such laws are applied to agreements between California residents entered into and to be performed entirely within California without reference to rules of conflicts of laws.

          10.6  Headings.  The section and paragraph headings contained herein
                --------
are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

          10.7  Entire Agreement.  This Agreement and the other documents
                ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          10.8  California Qualification.  THE SALE OF THE SECURITIES WHICH ARE
                ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES WITH RESPECT TO SUCH SECURITIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          10.9  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          10.10  Delays or Omissions.  It is agreed that no delay or omission to
                 -------------------
exercise any rights, power, or remedy accruing to either party, upon any breach or default of the other party under this Agreement, shall impair any such rights, power, or remedy, nor shall it be construed to be a waiver of any such breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on a party's part of any breach or default under this Agreement, or any waiver on a party's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement or by law or otherwise afforded to such party, shall be cumulative and not alternative.

          10.11  Severability.  If one or more provisions of this Agreement are
                 ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (x) such provision shall be excluded from this Agreement, (y) the balance of the Agreement shall be interpreted as if such provision were so excluded and (z) the balance of the Agreement shall be enforceable in accordance with its terms.

          10.12  Legends.  Each Note and Warrant and the certificates for any
                 -------
Conversion Stock issued on Conversion of the Notes and the certificates for any Shares issued on exercise of the Warrants shall be stamped or otherwise imprinted with a legend substantially in the following form:

          (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT."

          (b) Any legend required to be placed thereon by the California Commissioner of Corporations or by any other applicable state securities law.


                         [Signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                    ADEZA BIOMEDICAL CORPORATION


                                    By: /s/ Adeza Biomedical Corporation
                                       -------------------------------------

                                    Title:
                                          ----------------------------------


                                    /s/ Purchaser
                                    ----------------------------------------
                                    (Print Name of Purchaser)


                                    By:
                                       -------------------------------------

                                    Title:
                                          ----------------------------------

                                   EXHIBIT A
                                   ---------


            Name and Address                Maximum Commitment
- ----------------------------------------    ------------------
Aeneas Venture Corporation                       $  250,000
c/o Harvard Management Co., Inc.
600 Atlantic Avenue
Boston, MA  02210-2203
Attn:  Nancy Amer

Aspen Venture Partners, L.P.                     $  100,000
c/o Alliance Technology Ventures, L.P.
3343 Peachtree Road N.E.
Suite 1140
East Tower
Atlanta, GA  30326
Attn:  Michael Henos

Asset Management Associates 1989, L.P.           $  356,118
2275 East Bayshore Road
Suite 150
Palo Alto, CA  94303
Attn:  Craig C. Taylor

B.G. Services Limited                            $  215,581
Minden House, 6 Minden Place
St. Heliar, Jersey, Channel Islands,
 U.K.

copy correspondence to:
     Bruce Keller
     650 California Street, Suite 2800
     San Francisco, CA  94108

Charter Ventures II, L.P.                        $  457,049
525 University Avenue, Suite 1500
Palo Alto, CA  94301
Attn:  A. Barr Dolan

Enterprise Partners                              $  356,118
5000 Birch Street
Suite 6200
Newport Beach, CA  92660
Attn:  Andrew E. Senyei

STF II, L.P.                                     $  265,134
c/o Indosuez Partners
2180 Sand Hill Road, Suite 450
Menlo Park, CA  94025
Attn:  Nancy Burrus

TOTAL                                            $2,000,000

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
1. CERTAIN DEFINITIONS..........................................     1

2. CALL OPTION..................................................     2

2.1 Grant of Call Option........................................     2
2.2 Exercise of Call Option.....................................     2

3. WARRANT COVERAGE............................................      2

4. CLOSING......................................................     2

5. AUTHORIZATION OF STOCK ISSUABLE UPON EXERCISE OF WARRANTS....     3

6. REPRESENTATIONS AND WARRANTIES OF COMPANY....................     3

6.1 Organization and Standing; Articles and By-Laws.............     3
6.2 Corporate Power.............................................     3
6.3 Subsidiaries................................................     3
6.4 Capitalization..............................................     3
6.5 Authorization...............................................     4
6.6 Patents, Trademarks, etc....................................     4
6.7 Compliance with Other Instruments, None Burdensome, etc.....     5
6.8 Proprietary Agreements; Employees...........................     5
6.9 Litigation, etc.............................................     5
6.10 Governmental Consent, etc..................................     6
6.11 Offering...................................................     6
6.12 Taxes......................................................     6
6.13 Title......................................................     6
6.14 Material Contracts and Commitments.........................     6
6.15 Financial Statements.......................................     7
     --------------------
6.16 Registration Rights........................................     8
     -------------------
6.17 Disclosure................................................      8
     ----------
6.18 Insurance..................................................     8
     ---------
6.19 Licenses and Permits.......................................     9
     --------------------
6.20 Compliance With Laws.......................................     9
     --------------------
6.21 Relatled Party Transactions................................     9
     ---------------------------
6.22 Labor Agreements and Actions; Employee Benefits............     9
     -----------------------------------------------
6.23 U.S. Real Property Holding Corporation.....................     9
     --------------------------------------

7. REPRESENTATIONS AND WARRANTIES OF PURCHASERS.................    10

7.1 Authorization...............................................    10
7.2 Company Affairs; Purchaser's Account; Accredited Investor...    10
7.3 Unregistered Securities.....................................    10
7.4 Hold; Legends...............................................    10
7.5 Restricted Securities.......................................    10

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
7.6 No Market...................................................    11
7.7 Registration of Sale........................................    11
7.8 Further Limitations on Disposition..........................    11
    ----------------------------------

8. CONDITIONS TO THE PURCHASERS' OBLIGATIONS AT CLOSING.........    11

8.1 Representations and Warranties..............................    12
8.2 Performance.................................................    12
8.3 Compliance Certificate......................................    12
8.4 State Qualifications........................................    12
8.5 Proceedings and Documents...................................    12
8.6 Warrants....................................................    12
8.7 Opinion of Company Counsel..................................    12

9. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING...........    12

9.1 Representations and Warranties..............................    12
9.2 State Qualifications........................................    13
9.3 Warrants....................................................    13
9.4 Waiver......................................................    13

10. MISCELLANEOUS...............................................    13

10.1 Survival of Representations and Warranties.................    13
10.2 Modification; Waiver.......................................    13
10.3 Notices....................................................    13
10.4 Successors and Assigns.....................................    13
10.5 Governing Law..............................................    14
10.6 Headings...................................................    14
10.7 Entire Agreement...........................................    14
10.8 California Qualification...................................    14
10.9 Counterparts...............................................    14
10.10 Delays or Omissions.......................................    14
10.11 Severability..............................................    14
10.12 Legends...................................................    15